SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Partners Trust Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Partners Trust Financial Group, Inc.

[LOGO]

March 16, 2005

To the Shareholders of
Partners Trust Financial Group, Inc.:

You are cordially invited to attend the Annual Meeting of shareholders of Partners Trust Financial Group, Inc. to be held on Wednesday, April 27, 2005, at 9:00 a.m. Eastern Time, at the Radisson Hotel, 220 Genesee Street, Utica, New York 13501.

At the Annual Meeting, you will be asked to: (i) elect four directors, each to serve for a three-year term, (ii) ratify the appointment of KPMG LLP as independent registered public accounting firm for Partners Trust for the year ending December 31, 2005, (iii) approve and adopt an amendment to our Long-Term Equity Compensation Plan and (iv) transact such other business as may properly come before the Annual Meeting or any adjournments.

The Board of Directors unanimously recommends that you vote FOR the proposals listed above. We encourage you to read the accompanying Proxy Statement, which provides information about Partners Trust and the election of directors to be considered at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

Sincerely,

/s/ John A. Zawadzki
John A. Zawadzki
President and Chief Executive Officer

PARTNERS TRUST FINANCIAL GROUP, INC.
233 Genesee Street
Utica, New York 13501
(315) 768-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Partners Trust Financial Group, Inc. will be held on Wednesday, April 27, 2005, at 9:00 a.m. Eastern Time, at the Radisson Hotel, 220 Genesee Street, Utica, New York, 13501 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect four directors for a three-year term;

2. To ratify the appointment by the Board of Directors of KPMG LLP as independent registered public accounting firm for Partners Trust for the fiscal year ending December 31, 2005;

3. To approve and adopt an amendment to our Long-Term Equity Compensation Plan; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments of the meeting.

Shareholders of record at the close of business on March 10, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the meeting.

By Order of the Board of Directors

/s/ John A. Zawadzki
John A. Zawadzki
President and Chief Executive Officer

Utica, New York
March 16, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

PARTNERS TRUST FINANCIAL GROUP, INC.
233 Genesee Street
Utica, New York 13501

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
April 27, 2005

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement, which is first being mailed on or about March 16, 2005, is furnished to shareholders of Partners Trust Financial Group, Inc. (the ''Company'' or "Partners Trust") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 2005 Annual Meeting of Shareholders (the ''Annual Meeting'') and any adjournments of the meeting. The Annual Meeting will be held at the Radisson Hotel, 220 Genesee Street, Utica, New York 13501, on April 27, 2005 at 9:00 a.m. Eastern Time.

The Annual Meeting has been called for the following purposes: (i) to elect four directors for a three-year term (Proposal 1); (ii) to ratify the appointment by the Board of Directors of KPMG LLP as independent registered public accounting firm for Partners Trust for the year ending December 31, 2005 (Proposal 2); (iii) to approve and adopt an amendment to our Long-Term Equity Compensation Plan (Proposal 3); and (iv) to transact such other business as may properly come before the Annual Meeting and any adjournments of the meeting. Except for procedural matters, the Board of Directors is not aware of any other matters that will be presented at the Annual Meeting and any adjournments of the meeting.

The proxies solicited hereby, if properly signed and returned to the Company and not revoked prior to their use, will be voted in accordance with the instructions contained therein by the persons named in the proxy, who have been duly appointed by the Board of Directors to vote such proxies. Unless contrary instructions are given, each proxy will be voted FOR the election of the nominees of the Board of Directors, FOR ratification of the appointment of Partners Trust's independent registered public accounting firm and FOR the approval and adoption of the amendment to our Long-Term Equity Compensation Plan. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting of Shareholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the person appointed to vote the proxies will vote the shares represented by the proxies on such matters as determined by a majority of the Company's Board of Directors.

Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) delivering to the Secretary of the Company (J. Daniel Mohr, Corporate Secretary, Partners Trust Financial Group, Inc., 233 Genesee Street, Utica, New York 13501) written revocation of the proxy, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments of the Annual Meeting and will not be used for any other meeting.

The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, par value $0.0001 per share (the ''Common Stock''), with each share entitling its owner to one vote on each matter presented. The close of business on March 10, 2005 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The number of shares of Common Stock issued and outstanding on March 10, 2005 was 49,920,337. Shareholders' votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election of the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under the Company's Bylaws, directors are elected by a plurality of the votes cast by the shares of Common Stock and entitled to vote at the Annual Meeting. Unless otherwise required by Delaware law, applicable rules and regulations or the Company's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the shares, represented either in person or by proxy, and entitled to vote at the Annual Meeting. As described below under Proposal 3, immediate approval of the proposed amendment to the Long-Term Equity Compensation Plan requires the affirmative vote of the holders of at least a majority of the votes eligible to be cast at the annual meeting.

Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or be entitled to vote on any matter presented at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting, however, abstentions will be counted in determining the number of shares represented in connection with any matter presented at the Annual Meeting.

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to using the mail, Partners Trust's directors, officers and employees may solicit proxies personally, by telephone or by fax. The Company will not pay additional compensation to its directors, officers or employees for these activities. The Company also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners of those shares and will reimburse these holders for the reasonable expenses they incur for these efforts. The Company has retained Morrow & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies for a fee of $6,500, plus reimbursement of certain out-of-pocket expenses.

Voting. If your Common Stock is held by a broker, bank or other nominee (i.e., in "street name"), you should receive instructions from that person or entity that you must follow in order to have your shares of Common Stock voted. If you hold your Common Stock in your own name and not through a broker or another nominee, you may vote your shares of Common Stock:

    by using the toll-free telephone number listed on the proxy card,

    by using the Internet website listed on the proxy card,

    by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or by attending the Annual Meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Common Stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors.

Vote by Telephone. If you hold your Common Stock in your own name and not through your broker or another nominee, you can vote your shares of Common Stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 3:00 a.m. (New York time) on April 27, 2005. Easy-to-follow voice prompts allow you to vote your shares of Common Stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Vote by Internet. If you hold your Common Stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 3:00 a.m. (New York time) on April 27, 2005. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

Vote by Mail. You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage paid envelope.

ELECTION OF DIRECTORS
(Proposal 1)

At the Annual Meeting, four directors will be elected to serve for a three-year term and until the director's successor is elected and qualified or until the director's earlier death, resignation or removal. Unless otherwise specified on the proxy, it is the intention of the persons serving as the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes cast by the shares of Common Stock and entitled to vote at the Annual Meeting. There are no cumulative voting rights in the election of directors.

The Board of Directors currently consists of twelve members and is divided into three classes. The term of office of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. The terms of John A. Zawadzki, Elizabeth B. Dugan, Dwight E. Vicks, Jr. and John R. Zapisek expire at the 2005 Annual Meeting. Messrs. Zawadzki, Vicks and Zapisek and Ms. Dugan have been nominated to stand for election at the 2005 Annual Meeting for terms expiring in 2008.

Messrs. Allen, Craine and Niermeyer were appointed to the Board of Directors pursuant to the terms of the Agreement and Plan of Merger between Partners Trust and BSB Bancorp relating to their July 2004 merger.

Information as to Nominees and Other Directors

The following table lists the Board of Directors' nominees for election as directors and the current directors of Partners Trust whose offices continue beyond the Annual Meeting. Also in the table is each person's age at December 31, 2004, the periods during which that person has served as a director of the Company or its subsidiary, Partners Trust Bank ("Partners Trust Bank"), and positions currently held with the Company.
Director Nominees for a Three-Year Term:	Age at December 31, 2004	Director Since*	Expiration of Term	Position
John A. Zawadzki	56	2000	2005	President, Chief Executive Officer, Director
Elizabeth B. Dugan (1)	65	1988	2005	Director
Dwight E. Vicks, Jr. (1)	71	1977	2005	Director
John R. Zapisek (1)	66	1987	2005	Director
Continuing Directors:
Robert W. Allen (1)	61	2004	2007	Director
William C. Craine (1)	56	2004	2006	Chairman of the Board of Directors, Director
Richard R. Griffith (1)	57	2001	2007	Director
Gordon M. Hayes, Jr. (1)	56	1990	2006	Director
Nicholas O. Matt (1)	59	2001	2007	Director
Dr. Marybeth K. McCall (1)	52	1997	2006	Director
David A. Niermeyer (1)	63	2004	2007	Director
William L. Schrauth (1)	69	1975	2006	Director

(1) Independent director * Includes service as a director of SBU Bank for periods prior to the formation of the Company as the holding company for Partners Trust Bank.

Biographical Information

Provided below is a brief description of the principal occupation for the past five years of each of Partners Trust's directors.

John A. Zawadzki. Mr. Zawadzki has been the President and Chief Executive Officer of Partners Trust since its formation in 2002. He has been the President and Chief Executive Officer of Partners Trust Bank (formerly known as SBU Bank) since August 2000. Prior to that time, he served as Regional President of Fleet National Bank from September 1991 to August 2000. Mr. Zawadzki also serves as a director of Utica First Insurance Co., Inc.

Elizabeth B. Dugan. Since 2000, Ms. Dugan has been retired. She previously served as Acting Executive Director of the United Way of the Greater Utica Area, Inc.

Dwight E. Vicks, Jr. Mr. Vicks has been the Chairman of Vicks Lithograph & Printing Corporation since 1957. He also serves as a director of Commercial Travelers Mutual Insurance Company, Monitor Life Insurance Company, Utica First Insurance Company, and Galaxy Funds, a mutual fund family for Bank of America.

John A. Zapisek. Mr. Zapisek served as Executive Vice President, Chief Financial Officer and Treasurer and director of Utica Mutual Insurance Company, Graphic Arts Mutual Insurance Company, and Republic-Franklin Insurance Company, until his retirement in 2001. He is still a director of these companies.

Robert W. Allen. Mr. Allen has been the General Partner, Allen Enterprises and Allen Family Limited Partnership since April 1999 and the Chief Executive Officer, Southern Belle Dairy Co., LLC since February 2002. Mr. Allen served as a member of the Board of BSB Bancorp since 1987.

William C. Craine. Mr. Craine served as Chairman of BSB Bancorp and BSB Bank & Trust from February 2000 until July 2004. He served as Chief Executive Officer of Granite Capital Holdings, Inc. since January 2003 and Chairman from November 1998 until his retirement in 2005. Mr. Craine has also been a Director of Preferred Mutual Insurance Company since 1977.

Richard R. Griffith. Mr. Griffith has been President of Sturges Manufacturing Co. Inc., a manufacturer of webbing straps and related assemblies located in Utica, New York, since February 1992. Mr. Griffith also serves on the board of Commercial Travelers Insurance Company.

Gordon M. Hayes, Jr. Mr. Hayes has served as the Associate Director of Planned Giving for Colgate University, located in Hamilton, New York since November 2001. Prior to that time, he served as Executive Director of the Community Foundation of Oneida and Herkimer Counties from July 1989 to July 2001.

Nicholas O. Matt. Mr. Matt has been President of the MATT Brewing Co., Inc., brewers of Saranac beer and soft drinks, located in Utica, New York, since 2000. He serves on a number of local community and business boards, including the board of Utica National Insurance Group.

Dr. Marybeth K. McCall. Dr. McCall has served as Chief Medical Officer of Crouse Hospital since October 2001. Prior to that time, she served as Senior Vice President and Medical Director of Faxton-St. Lukes' Healthcare from January 1995 to May 2001.

David A. Niermeyer. Mr. Niermeyer has been President and Chief Executive Officer of Stakmore Co., Inc., a maker of folding chairs in Owego, New York since April 1980. Mr. Niermeyer served as a member of the Board of BSB Bancorp since 1994.

William L. Schrauth. Since August 2000, Mr. Schrauth has been retired. Previously, Mr. Schrauth served in several positions at Partners Trust Bank (formerly known as SBU Bank) since 1973, most recently as President and Chief Executive Officer of Partners Trust Bank until August 2000. Mr. Schrauth is also a Director of RSI Retirement Trust.

During fiscal 2004, Partners Trust held 12 meetings of its Board of Directors. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served.

The Board of Directors has determined that all of the members of the Board other than Mr. Zawadzki are "independent directors" under Rule 4200 of the Nasdaq Stock Market. The Board of Directors based these determinations primarily on the review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships. Mr. Zawadzki is not considered independent because he is an executive officer of Partners Trust.

Certain Board Committees; Nominations by Shareholders

The Board of Directors has adopted a charter for the Audit Committee, as well as corporate governance guidelines that address the make-up and functioning of the Board of Directors and qualification guidelines for board members. The Board of Directors has also adopted a code of business conduct and ethics that applies to all employees, officers and directors. You can find links to these materials on the Company's website at: www.partnerstrust.com.

The Audit Committee oversees Partners Trust's financial reporting process, the system of internal financial and accounting controls, the audit process and compliance with applicable laws and regulations. The Audit Committee reviews Partners Trust's annual financial statements, including management's discussion and analysis and regulatory examination findings. The Audit Committee recommends the appointment of independent auditors. The members of the Audit Committee are Messrs. Hayes (Chairman), Griffith, Matt, Niermeyer and Zapisek. During the fiscal year ended December 31, 2004, the Audit Committee held 5 meetings. As of the date of this Proxy Statement, each of the Audit Committee members is an "independent director" under Rule 4200 of the Nasdaq Stock Market. The Board has determined that, in addition, Messrs. Niermeyer & Zapisek are each an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission.

The Compensation Committee reviews and makes determinations as to employee and executive officer compensation. The Compensation Committee also recommends long-term incentive plan awards. The members of the Compensation Committee are Mr. Allen (Chairman), Ms. Dugan, Dr. McCall, and Messrs. Matt, Schrauth and Vicks. During the fiscal year ended December 31, 2004, the Compensation Committee held 8 meetings. As of the date of this Proxy Statement, each of the Compensation Committee members is an "independent director" under Rule 4200 of the Nasdaq Stock Market.

The Board of Directors has appointed a Governance Committee that has overall responsibility for recommending corporate governance processes and board operations for the Company. The Governance Committee also has responsibility for recommending nominees for election to the Board of Directors. The members of the Governance Committee are Messrs. Zapisek (Chairman) and Craine, Ms. Dugan, and Messrs. Griffith and Vicks. During fiscal 2004, the Governance Committee held six meetings. In addition, under Partners Trust's present Bylaws, shareholders eligible to vote at the Annual Meeting may make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of Partners Trust. As of the date of this Proxy Statement, each of the Governance Committee members is an "independent director" under Rule 4200 of the Nasdaq Stock Market. A copy of the Governance Committee's charter is attached at Appendix C.

Nominations by stockholders of persons for election to the Board of Directors must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be received at the principal executive offices of the Company no later than the date designated for receipt of stockholders' proposals in a prior public disclosure made by the Company. If there has been no such prior public disclosure, then to be timely, a stockholder's nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice of the date of the meeting is given to stockholders or prior public disclosure of the date of the meeting is made, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The stockholder's notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving notice (i) the name and address, as they appear on the Company's books, of the stockholder proposing such nomination, and (ii) the class and number of shares of the Company which are beneficially owned by the stockholder.

The Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders and by management. The Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Governance Committee considers all aspects of a candidate's qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives. Among the qualifications, qualities and skills of a candidate considered important by the Governance Committee are a commitment to representing the long-term interests of the shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics, integrity and values; practical wisdom and sound judgment; and business and professional experience in fields such as finance and accounting.

Shareholders who want to communicate with the Board of Directors or any single Director can write to:

Partners Trust Financial Group, Inc.
Chairman of the Board of Directors
233 Genesee Street
Utica, New York 13501

All communications received (except for communications that are primarily commercial in nature or relate to an improper or irrelevant topic) will be forwarded to the full Board.

Director Attendance at Annual Meetings

We expect that the Board of Directors will attend the annual meeting, absent a valid reason, such as a previously scheduled conflict.

The Board of Directors recommends that shareholders vote FOR the election of all of its director nominees.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of Partners Trust

The following table sets forth certain information regarding the executive officers of Partners Trust at December 31, 2004.

Name	Age as of December 31, 2004	Position
John A. Zawadzki	56	President, Chief Executive Officer and Director
Steven A. Covert	42	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Howard W. Sharp	58	Executive Vice President
Richard F. Callahan	52	Senior Vice President, Retail Banking
Daniel J. O'Toole	41	Senior Vice President and Chief Credit Officer

Provided below is a brief description of the principal occupation for the past five years of each of Partners Trust's executive officers other than Mr. Zawadzki. For information regarding Mr. Zawadzki, see "Election of Directors - Biographical Information."

Steven A. Covert. Mr. Covert is Executive Vice President, Chief Operating Officer and Chief Financial Officer and was named Chief Operating Officer in July 2004. He has served as Executive Vice President and Chief Financial Officer of Partners Trust Bank since December 2000. He was Executive Vice President and Chief Financial Officer of CNY Financial Corp. and its subsidiary, Cortland Savings Bank, from June 1998 to July 2000.

Howard W. Sharp. Mr. Sharp is Executive Vice President and has served in such capacity since July 2004. He was a director of BSB Bancorp from November 2000 until July 2004. He was the President and Chief Executive Officer of BSB Bancorp and BSB Bank & Trust from November 2000 until July 2004. Prior to that, he was the Regional President, Syracuse, NY Region of M&T Bank from April 1998 to November 2000.

Richard F. Callahan. Mr. Callahan has served as Senior Vice President, Retail Banking since January 2001. Prior to that time, he served as District Manager and Senior Vice President of Fleet Bank in Utica, New York.

Daniel J. O'Toole. Mr. O'Toole has served as Senior Vice President and Chief Credit Officer of Partners Trust Bank since September 2002. From June 1992 to September 2002, he was employed by HSBC Bank USA. From August 2000 to September 2002, he was the Senior Vice President and Commercial Executive for HSBC's Central Region.

Executive Compensation

The following table sets forth the cash and certain other compensation paid by Partners Trust Bank for services rendered in all capacities during fiscal 2004, 2003, and 2002 to the President and Chief Executive Officer and each of the other four most highly compensated executive officers serving at December 31, 2004 (the "named executive officers").

	Annual Compensation				Long Term Compensation Awards
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1)	Restricted Stock Awards ($)(2)	Options (#)	All Other Compensation(3)

John A. Zawadzki President and Chief Executive Officer	2004 2003 2002	$340,385 $296,210 $278,000	$225,000 $150,000 $110,000		-- -- $847,682	-- -- 125,000	$ 6,213 $67,429 $67,646
Steven A. Covert Executive Vice President, Chief Operating Officer and Chief Financial Officer	2004 2003 2002	$195,577 $167,923 $158,000	$101,500 $ 55,000 $ 92,028		$201,504 -- $678,162	9,751 -- 100,000	$ 6,479 $ 6,329 $ 6,518
Howard W. Sharp(4) Executive Vice President	2004 2003 2002	$190,385 -- --	-- -- --		-- -- --	-- -- --	$ 678 -- --
Richard F. Callahan Senior Vice President, Retail Banking	2004 2003 2002	$140,654 $128,442 $121,000	$ 50,000 $ 30,000 $ 38,028		$120,011 -- $339,068	9,751 -- 40,000	$ 4,940 $ 4,573 $ 4,426
Daniel J. O'Toole(5) Senior Vice President and Chief Credit Officer	2004 2003 2002	$157,692 $140,000 $ 32,308	$ 65,000 $ 28,000 $ 25,000		$161,208 -- $169,534	9,751 -- 40,000	$ 450 $ 720 --

(1) The dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds.

(2) As of December 31, 2004, the executive officers held the following shares of restricted stock: Mr. Zawadzki, 74,860 shares with a value of $872,119; Mr. Covert, 69,641 shares with a value of $811,318; Mr. Callahan, 55,756 shares with a value of $649,557; and Mr. O'Toole, 22,772 shares with a value of $265,294. The values are based on the closing price of the Company's common stock on the Nasdaq National Market of $11.65 on December 31, 2004. The 2004 awards are calculated based on the closing market price of the Company's common stock on the Nasdaq National Market of $20.67 on February 12, 2004, the grant date. The total number of shares of restricted stock awarded to Messrs. Covert, Callahan and O'Toole in 2004 were 9,751 shares, 5,851 shares and 7,801 shares, respectively. This restricted stock vests in five annual installments beginning on February 12, 2005. The 2002 awards are calculated based on the closing market price of the Company's common stock on the Nasdaq National Market of $6.79 on October 10, 2002, the grant date. The total number of shares of restricted stock awarded to Messrs. Zawadzki, Covert, Callahan and O'Toole in 2002 was 124,415 shares, 99,815 shares, 49,906 shares, and 24,953 shares, respectively. This restricted stock vests in five annual installments beginning on October 10, 2003 unless deferred by the executive. Dividends are being paid on all restricted stock grants.

(3) The amounts shown represent (a) contributions made by Partners Trust Bank under Partners Trust Bank's 401(k) plan, (b) the dollar value of the benefit of premiums paid for split-dollar life insurance policies, projected on an actuarial basis, (c) life insurance premiums paid by Partners Trust Bank and (d) $60,000 paid to Mr. Zawadzki in 2002 and 2003 to compensate him for options he forfeited in connection with leaving his position at his prior employer.

(4) Mr. Sharp commenced employment with Partners Trust on July 14, 2004.

(5) Mr. O'Toole commenced employment with SBU Bank in September 2002.

Benefit Plans

Partners Trust Bank (formerly known as SBU Bank) is the principal operating subsidiary of Partners Trust Financial Group. As such, our benefit plans are principally organized at the Partners Trust Bank level, as described below.

Employment Agreements. Partners Trust Financial Group has entered into employment agreements with Messrs. Zawadzki and Covert. The initial terms of these agreements are three years ending on March 31, 2007. The agreements provide that each agreement may be extended by written notice from Partners Trust Financial Group to the executive for an additional consecutive 12-month period no later than March 31, 2005 and every subsequent March 31. Under the agreements, the current base salaries for Messrs. Zawadzki and Covert are $400,000 and $231,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs, and other employee benefit and fringe benefit plans applicable to executive employees. In addition, the agreements provide for at least four weeks paid vacation, reasonable sick leave, reimbursement of moving expenses, reimbursement of certain club membership fees incurred by each executive and the use of a bank-owned automobile.

The agreements provide for voluntary termination by the executive with 60 days written notice or termination by Partners Trust Financial Group for cause (as defined in the agreements) at any time. In both cases, the executive would have no right to receive compensation or other benefits for any period after termination.

Under each employment agreement, if an executive becomes disabled or incapacitated to the extent that the executive is unable to perform his duties, he will be entitled to 100% of his base salary for twenty-six consecutive weeks following his use of all available sick leave reduced to the extent benefits are received under disability insurance, workers' compensation or other similar programs. Partners Trust Financial Group may terminate the executive at the end of this period. In the event of executive's death during the term of the agreement, Partners Trust Financial Group will pay executive's base salary to his designated beneficiary for a period of 90 days following his death.

In the event Partners Trust Financial Group terminates the executive's employment for reasons other than for cause (as defined in the agreement) or for reasons other than death, disability or a change in control, the executive would be entitled to a lump sum payment equivalent to the unpaid compensation and benefits that would have been paid or earned by the executive under the agreement through the end of the employment term or for a period of 12 months following the date of termination, whichever period is longer. Such payment would be made within 30 days of the date of termination.

Messrs. Zawadzki and Covert have also agreed not to compete with Partners Trust Financial Group or any of its affiliates in any area or market for a period of 24 months after termination of their employment with Partners Trust Financial Group (unless they are terminated by Partners Trust Financial Group without cause or due to a change in control).

If the executive's employment terminates as a result of a change in control (as defined in the agreement), either involuntarily or voluntarily for good reason (as defined in the agreement) within six months prior to or 24 months after such change of control then the executive would be entitled to a severance benefit equal to 2.99 times the executive's average annual compensation included in gross income for income tax purposes during the five full calendar years, or shorter period of employment, that immediately precedes the year in which the change in control occurs. If any change in control benefits paid to Messrs. Zawadzki or Covert under the agreements constitute an "excess parachute payment" within the meaning of Internal Revenue Code Sections 280G and 4999, Partners Trust Financial Group has agreed to pay the executive an additional amount, referred to as a gross-up payment, equal to the excise tax imposed on the payments, plus taxes imposed on the additional payment; provided that the gross-up payment will provide the executive with a net after-tax benefit of at least $50,000. Messrs. Zawadzki and Covert would receive approximately $1.9 million and $1.0 million, respectively, pursuant to their employment agreements upon a change in control of Partners Trust Financial Group, based upon current levels of compensation. These amounts do not include any benefit paid as a result of accelerated vesting of stock options or restricted stock.

Mr. Sharp entered into an employment agreement with Partners Trust that became effective upon the acquisition of BSB Bancorp on July 14, 2004. Under our agreement with Mr. Sharp, he serves as a senior executive of Partners Trust, with duties commensurate with this position. He is paid an annual base salary of $450,000 and is eligible to participate in our employee benefit plans. If Mr. Sharp dies during his employment term, he or his beneficiary will receive a lump sum payment of his base salary for the remainder of the employment term. If Mr. Sharp is terminated due to disability, he will receive his base salary for the remainder of the employment term. In the case of termination due to death or disability, Mr. Sharp will also receive any other disability or death benefits that would have been provided to a similarly situated executive. Mr. Sharp has agreed not to compete with us during the term of the agreement and for a period of three years following the termination of his employment. Mr. Sharp's agreement terminates on June 30, 2006.

If Mr. Sharp voluntarily terminates his employment with Partners Trust for good reason (as defined in his employment agreement) or Partners Trust terminates his employment without cause (as defined in his employment agreement), he will receive a lump sum payment of his base salary for the remainder of his employment term within 30 days of termination. In addition, unless he voluntarily terminates his employment without good reason (as defined in his employment agreement) or he is terminated by Partners Trust for cause (as defined in his employment agreement), he will continue to receive group life, health, dental, accident and long term disability insurance coverage for the remainder of his employment term. If any of these payments to Mr. Sharp would constitute an "excess parachute payment" within the meaning of Internal Revenue Code Section 280G and 4999, Partners Trust has agreed to pay him an additional amount, referred to as a gross-up payment, equal to the excise tax imposed on the payments, plus taxes imposed on the additional payment; provided that the gross-up payment will provide him with a net after-tax benefit of at least $10,000.

Each of Messrs. Callahan and O'Toole entered into an employment agreement with Partners Trust. Mr. Callahan's employment agreement became effective on December 1, 2004 and Mr. O'Toole's employment agreement became effective on November 30, 2004.

Under our agreement with Mr. Callahan, he serves as Senior Vice President/Retail Banking of Partners Trust, with duties commensurate with this position. Mr. Callahan is paid an annual base salary of $156,000, is eligible to receive an annual bonus and is eligible to participate in our employee benefit plans. Under our agreement with Mr. O'Toole, he serves as Senior Vice President and Chief Credit Officer of Partners Trust, with duties commensurate with this position. Mr. O'Toole is paid an annual base salary of $184,000, is eligible to receive an annual bonus and is eligible to participate in our employee benefit plans. Mr. Callahan and Mr. O'Toole have agreed not to compete with us during the term of their agreements and for a period of twelve months following the termination of their employment. Mr. Callahan's and Mr. O'Toole's employment agreements terminate on March 31, 2007.

If Partners Trust terminates the employment of Mr. Callahan or Mr. O'Toole without cause (as defined in their employment agreements), the executive will receive a lump sum payment of his base salary for the remainder of his employment term within 30 days of termination. In addition, in the event that Partners Trust terminates the employment of Mr. Callahan or Mr. O'Toole, or in the event that Mr. Callahan or Mr. O'Toole voluntarily terminates his employment with good reason (as defined in their employment agreements), in either case within six months prior to, or 24 months after, a change of control (as defined in their employment agreements), the Company will, within 60 days of termination, pay to the executive a lump cash payment equal to 2.0 times the average annual compensation paid to the executive by Partners Trust during the five full calendar years (or shorter period of employment) that immediately precede the year in which the change of control occurs.

Executive Supplemental Retirement Income Agreement and Split Dollar Life Insurance Arrangement. In June 2001, we entered into an unfunded Executive Supplemental Retirement Income Agreement (the "SERP") with Mr. Zawadzki. Upon Mr. Zawadzki's retirement from Partners Trust Bank at or after age 65, he will be entitled to an annual supplemental retirement income benefit equal to 60% of his average annual base salary during the preceding 36 months of full-time employment, payable in monthly installments over 180 months. Based on Mr. Zawadzki's 2004 base salary of $350,000 and assuming a 3% increase in base salary per year, the annual retirement benefits payable to him at age 65 would be approximately $280,000. If Mr. Zawadzki remains in continuous service with Partners Trust Bank, he may elect to receive an early retirement benefit at or after age 62 equal to a percentage of his supplemental retirement income benefit. The percentage will be 70% if he retires at age 62, 80% at age 63 and 90% at age 64.

If Mr. Zawadzki becomes disabled after age 60 but before age 65, he will be entitled to a supplemental disability benefit equal to a percentage of his supplemental retirement income benefit. The percentage will be 60% if he is disabled at age 60, 65% at age 61 and otherwise in accordance with the percentages attributable to the early retirement provisions discussed above. In the event Mr. Zawadzki dies after termination of employment but before commencement or completion of payment of his 180 monthly benefits, Partners Trust Bank will continue payment of the monthly installments to his beneficiary. If Mr. Zawadzki dies after attainment of age 60 but before termination of employment, his beneficiary will receive a survivor's benefit over 180 months equal to the supplemental retirement income benefit, calculated as if Mr. Zawadzki had died on or immediately following attainment of age 65 and assuming annual three percent increases in his base salary until such age. Upon the request of his beneficiary after his death, and in the sole discretion of the board of directors, any monthly installments remaining under any of the above arrangements may be paid in a lump sum equivalent to the present value of the remaining monthly payments.

In the event Mr. Zawadzki terminates employment within three years following a change in control (as defined in the SERP), he will be entitled to receive the full supplemental retirement income benefit, calculated as if he had retired following attainment of age 65 and had received annual three percent increases in his base salary until attaining that age. If Mr. Zawadzki is terminated for cause (as defined in the SERP) at any time, including within three years following a change of control, his benefits under the SERP will be forfeited and the SERP will become null and void. Mr. Zawadzki has also agreed not to directly or indirectly compete with Partners Trust Bank from the time of termination of employment until the final payment is made under the SERP without Partners Trust Bank's prior written consent. In the event that he violates this non-compete provision under the SERP, payments under the SERP will be suspended and all rights to further payments will be terminated if the violation continues for an additional six months. However, if Mr. Zawadzki's termination of employment follows a change in control or other material change in the bank's structure or business activities, he will be entitled to his benefits under the SERP regardless of whether his post-termination activities compete with Partners Trust Bank.

Partners Trust Bank has also entered into an endorsement split dollar agreement for the benefit of Mr. Zawadzki under which Partners Trust Bank purchased life insurance to provide death benefits to Mr. Zawadzki's beneficiary if Mr. Zawadzki dies before he attains age 60. Partners Trust Bank will pay the annual premiums on the split dollar life insurance policy and will have an interest in the policy equal to the greater of the aggregated amount of the premiums paid or the policy's entire cash surrender value. Upon Mr. Zawadzki's death, Partners Trust Bank will be entitled to receive an amount equal to its interest in the policy, less the amount of any indebtedness against the policy and any interest due on such indebtedness and Mr. Zawadzki's beneficiary will receive the death benefits provided under the policy in excess of the amount payable to Partners Trust Bank. The split dollar agreement will terminate once Mr. Zawadzki attains age 60, upon a disability on or after age 57, or termination of employment prior to age 60.

Incentive Savings Plan. Partners Trust Bank maintains the Partners Trust Incentive Savings Plan (the "401(k) Plan"), a tax-qualified defined contribution plan. Employees age 21 or older who have worked at Partners Trust Bank for one year in which they have 1,000 or more hours of service are eligible to participate in the 401(k) Plan. Participants may contribute up to 100% of their compensation (as defined in the 401(k) Plan) on a before-tax basis and up to 5% on an after-tax basis. Partners Trust Bank matches 100% of before-tax contributions up to 2% of each participant's compensation and up to 50% of the next 2% of the participant's compensation, for a maximum matching contribution equal to 3% of compensation. Partners Trust Bank may from time to time change the 401(k) Plan to provide for a different matching contribution. Participants become vested in the employer matching contributions at the rate of 20% per year of service, starting upon completion of one year of service, and become fully vested upon completion of five years of service. In addition, participants' accounts become fully vested in the event of termination of employment due to retirement, disability or death. Participants are always 100% vested in their before- and after-tax contributions.

The 401(k) Plan permits participants to direct the investment of their accounts into various investment options set forth under the plan, including an "Employer Stock Fund" which invests primarily in Partners Trust Financial Group common stock.

Upon termination of employment at the normal or postponed retirement date or in the event of disability, the standard form of distribution will be a single cash payment as soon as administratively possible. A participant may also elect to receive the value of his plan account in monthly, semi-annual or annual installments, for a period not exceeding his life expectancy and the life expectancy of his beneficiary. In the event of the participant's death, the value of the plan account will be paid to the participant's beneficiary in a single cash payment. If the participant had elected to receive payments in installments and dies before receiving all his installments, his beneficiary will continue to receive the installments.

Retirement Plan. We maintain the Retirement Plan of Partners Trust Bank in RSI Retirement Trust (the "Retirement Plan"), a tax-qualified defined benefit pension plan. Effective November 1, 2002, Partners Trust Bank froze all pension benefit accruals and participation in the Retirement Plan. This means that commencing November 1, 2002, no employee who is not already a participant will be eligible for enrollment in the Retirement Plan, no further benefits will accrue to any participant and average annual earnings used to compute benefits under the Retirement Plan will not include any compensation earned by a participant on or after November 1, 2002. Retirement Plan participants become entitled to retirement benefits upon attainment of normal retirement age (for employees who became participants on or after October 1, 1988, normal retirement age is the later of attainment of age 65 or the fifth anniversary of participation in the plan; for employees who became participants before October 1, 1988, normal retirement age is age 65). The normal retirement benefit is equal to (a) 2% of the participant's average annual earnings multiplied by credited service prior to January 1, 1986, plus (b) 1-2/3% of the participant's average annual earnings multiplied by the participant's credited service after December 31, 1985, reduced by (c) a portion of the participant's primary Social Security benefit offset. The sum of years of credited service of (a) and (b) may not exceed 30 years. An early retirement benefit will be reduced to reflect the longer period over which the benefit will be paid.

The following table sets forth, as of December 31, 2004, the estimated annual retirement benefits that would be payable under the Retirement Plan upon retirement at or after a participant's normal retirement date, expressed in the form of a single life annuity for the average annual earnings and credited service classifications specified below, and not reduced by Social Security or another offset amount.
	Years of Service and Benefit Payable at Retirement
Final Average Compensation	5	10	15	20	25	30
$50,000	$2,534	$5,067	$7,601	$10,135	$12,669	$15,202
75,000	4,379	8,757	13,136	17,515	21,894	26,272
100,000	6,416	12,832	19,248	25,665	32,081	38,497
125,000	8,504	17,007	25,511	34,015	42,518	51,022
150,000	10,591	21,182	31,773	42,365	52,956	63,547
160,000	11,426	22,852	34,278	45,705	57,131	68,557
170,000	12,261	24,522	36,783	49,045	61,306	73,567
180,000	13,096	26,192	39,288	52,385	65,481	78,577
200,000	14,766	29,532	44,298	59,065	73,831	88,597
205,000 and above	15,184	30,367	45,551	60,735	75,918	91,102

As of December 31, 2004, Messrs. Zawadzki, Covert and Callahan each had two years of credited service under the Retirement Plan. Messrs. Sharp and O'Toole are not participants in the plan.

Employee Stock Ownership Plan and Trust. We adopted the Partners Trust Employee Stock Ownership Plan (the "ESOP"), effective January 1, 2002, in connection with the April 2002 initial public offering. Employees who are at least 21 years old, who have at least one year of employment with Partners Trust Bank or an affiliated corporation and who complete at least 1,000 hours of service each calendar year, are eligible to participate. As part of the April 2002 initial public offering, the ESOP borrowed $5,118,080 from Partners Trust at a fixed rate of interest equal to the prime rate on the date of the loan and used those funds to purchase 511,808 shares in the stock offering, pledging the purchased common stock as collateral for the loan. Subsequently, as of part of the July 2004 second-step conversion, the ESOP borrowed $11,900,000 from Partners Trust at a fixed rate of interest equal to the prime rate on the date of the loan and used those funds to purchase 1,190,000 shares in the stock offering, pledging the purchased common stock as collateral for the loan. The loans will be repaid principally from discretionary employer contributions to the ESOP over a period of up to 10 years. The loan documents provide that the loans may be repaid over a shorter period, without penalty. Shares purchased by the ESOP are being held in a suspense account for allocation among participants as the loans are repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loans will be allocated among ESOP participants on the basis of compensation (as such term is defined in the ESOP) in the year of allocation. Account balances under the plan become vested at the rate of 20% per year, starting upon completion of one year of credited service, and will be fully vested upon completion of five years of credited service. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock or cash or a combination of cash and shares. Contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. Benefits payable under the ESOP therefore cannot be estimated. Under generally accepted accounting principles, however, a participating employer will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the ESOP will terminate and the ESOP trustee will sell sufficient shares of unallocated stock to repay any outstanding ESOP loans. After repayment of the ESOP loans, all remaining unallocated shares will be allocated to ESOP participants' accounts based on the terms of the ESOP.

Option Grants

Long-Term Equity Compensation Plan. In October 2002, the board of directors and stockholders of Partners Trust Financial Group adopted and approved the Partners Trust Financial Group Long-Term Equity Compensation Plan (the "LTECP"), which provides eligible directors, officers and employees with the opportunity to obtain a proprietary interest in Partners Trust Financial Group. The LTECP consists of a stock option plan and a Management Recognition Plan (the "MRP") through which restricted stock and restricted stock units may be awarded. The primary objective of the LTECP is to enhance our ability to attract and retain highly qualified officers, employees and directors by providing such persons with stronger incentives to continue to serve Partners Trust Financial Group and Partners Trust Bank and to expend maximum effort to improve our business results and earnings.

Options under the LTECP may be either nonqualified stock options or incentive stock options. Each option entitles the holder to purchase one share of stock on the grant date and expires no later than ten years following the grant date. The vesting schedule for each option is set in the award agreement, but generally the options vest at a rate of 20% per year. The option price is also set in the award agreement and is fixed by the board of directors at not less than the fair market value of Partners Trust Financial Group's stock on the grant date.

Under the LTECP, 1,247,658 shares of authorized but unissued common stock have been reserved for issuance upon option exercises and 499,064 shares of authorized but unissued common stock have been reserved for grants of restricted stock and restricted stock units under the MRP. Partners Trust Financial Group also has the alternative to issue treasury stock under the LTECP.

The following table provides information on option grants in the fiscal year ended December 31, 2004 to the named executive officers.
	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
John A. Zawadzki	--	-- %	$ --	--	$ --	$ --
Steven A. Covert	9,751	7.1%	$18.00	March 1, 2014	$110,382	$279,730
Howard W. Sharp	--	-- %	$ --	--	$ --	$ --
Richard F. Callahan	9,751	7.1%	$18.00	March 1, 2014	$110,382	$279,730
Daniel J. O'Toole	9,751	7.1%	$18.00	March 1, 2014	$110,382	$279,730

(1) Vests in 5 equal installments annually beginning on March 1, 2005.

Option Exercises and Holdings

The following table sets forth information with respect to each of the named executive officers concerning the exercise of stock options during 2004 and the value of all unexercised options held by such individuals as of December 31, 2004.
	Aggregated Option Exercises During Fiscal Year Ended December 31, 2004 and Fiscal Year-End Option Values
			Number of Unexercised Options at Year-End		Value of Unexercised In-The-Money Options at Year-End
Name	Shares Acquired Upon Exercise	Value Realized ($)	Exercisable/ Unexercisable (#)		Exercisable/ Unexercisable ($)
John A. Zawadzki	--	--	97,510	146,265	473,899	710,848
Steven A. Covert	--	--	78,008	126,763	379,119	568,678
Howard W. Sharp	387,634	1,650,870	323,150	69,350	1,472,953	74,397
Richard F. Callahan	--	--	31,203	56,556	151,648	227,471
Daniel J. O'Toole	14,718	99,998	12,658	60,383	61,518	246,072

Equity Compensation Plan Information

The following table presents information regarding Partners Trust Financial Group's equity compensation plan.
	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,247,658	$ 7.97	102,942
Equity compensation plans not approved by security holders	1,487,500	$ --	1,487,500

Transactions with Directors and Executive Officers

From time to time Partners Trust Bank makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act generally prohibits loans by Partners Trust Financial Group to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Partners Trust Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Partners Trust Bank is, therefore, prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Partners Trust Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Director Compensation

The Board of Directors of Partners Trust are the same as the Board of Directors of Partners Trust Bank. Partners Trust Bank pays each non-employee director an annual retainer of $15,000, except that the Chairman of the Board receives an annual retainer of $70,000, and the Chairs of the Audit Committee, Compensation Committee and Governance Committee receive annual retainers of $19,000, $16,500 and $16,500, respectively. A fee of $1,200 is provided to each non-employee director for attendance at a board meeting (other than the Chairman, who receives no such meeting fees). Non-employee directors receive a fee of $500 for each committee meeting attended (other than the Chairman, who receives no such committee fees). No separate fees are paid to directors in their role as directors of Partners Trust.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company has adopted a multi-faceted approach towards compensating all of its employees, including executive officers. The underlying philosophy and description of major components of the total compensation program are described below.

The total compensation program is intended to align compensation with business objectives and enable the Company to attract and retain individuals who are contributing to the long-term success of the Company.

The Company regularly compares its cash, equity and benefits based compensation practices with those of other companies of similar size, operating in similar geographic market areas, many of which are represented in the stock performance graph included on page 30, and establishes compensation parameters based on that review.

The Company recognizes that its long-term success results from the coordinated efforts of employees working towards common, well established objectives. While individual accomplishments are encouraged and rewarded, the performance of the Company is a determining factor in total compensation opportunities.

The Company strives to ensure that compensation levels accurately reflect the level of accountability that each individual has within the Company; employees are informed of the total compensation program; decisions made regarding individual performance which affect compensation matters are based upon an objective assessment of performance; and all employees have equal access to positions within the Company which provide for increased levels of total compensation.

The process of assessing performance involves the following:

1. Prior to the beginning of each fiscal year, the Chief Executive Officer establishes goals which are quantified in the Company's budget and strategic plan, which must be approved by the full Board. Those goals include specific financial targets relative to earnings and asset quality.

2. Individuals at each successive level of management establish written goals, which must be approved by their respective managers, and are linked to the strategic objectives in the Company's strategic plan.

3. All goals are reviewed on an ongoing basis to ensure that the Company is responding to changes in the marketplace and economic climate, and that accomplishment of retained goals is ensured.

4. At the end of the fiscal year, performance is evaluated against goals and other key position responsibilities. Such evaluations affect decisions on salary, cash incentive, and stock option matters.

Compensation Programs

The Company defines itself as a leading community oriented financial institution which provides products of a more comprehensive and advanced nature than those offered by smaller institutions, while simultaneously providing a level of service which exceeds the service quality delivered by larger regional and money center organizations. The delivery of those products and services, in ways that enhance shareholder value, requires that the Company attract key people, promote teamwork, and reward results. In furtherance of those requirements, the Company maintains the following compensation programs.

Base Salaries

The Company sets base salaries for employees by reviewing the total cash compensation opportunities for competitive positions in the market. In order to more closely align employee compensation to the Company's performance, the Company uses a combination of competitive base salaries and performance incentive opportunities to provide for total compensation that may exceed those in comparable companies which do not generate comparable financial results.

Stock Compensation

In October 2002, Partners Trust's shareholders approved the Long-Term Equity Compensation Plan that provides directors, officers and employees with a proprietary interest in Partners Trust. The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. This program serves as an effective tool in recruiting key individuals and utilizes vesting periods to encourage these individuals to continue in the employ of the Company.

The Company believes that the use of equity-based compensation such as stock options and restricted stock is important in that it aligns the interests of key personnel with those of the shareholders.

CEO Compensation

The key performance measure used to determine Mr. Zawadzki's 2004 compensation was the Committee's assessment of his ability and dedication to provide the leadership and vision necessary to enhance the long-term value of Partners Trust. In addition to leading Partners Trust to financial achievements, Mr. Zawadzki has established a strong record in the areas of innovation and management efficiency, and has built a strong management team, and aggressively pursued new areas for growth.

Consistent with Partners Trust's executive compensation philosophy, Mr. Zawadzki's total compensation package depends largely on annual and long-term incentive compensation. The annual incentive component is currently made up of the possibility of a cash bonus under the terms of his employment agreement, determined by the Board of Directors. The long-term incentive component has taken the form of stock options and restricted stock granted under the Long-Term Equity Compensation Plan. Both the annual and long-term components of Mr. Zawadzki's incentive compensation are variable and closely tied to corporate performance in a manner that encourages dedication to building shareholder value.

The Committee annually reviews the CEO's performance against pre-established goals and with respect to our performance. The Committee considers improvements in historical measures such as return on equity, return on assets, non-performing assets to total assets and net non-interest expense to total expense in its assessment of performance.

Mr. Zawadzki's annual base salary is fixed, subject to increases by the Board of Directors in its sole discretion. For 2004, his salary amounted to $350,000. The Committee believes that Mr. Zawadzki's salary is fixed at a level which is comparable to the amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and proven results at similar banks and bank holding companies. In determining Mr. Zawadzki's compensation, the Committee has also relied on national and regional survey data for comparable positions at banks of similar size, and published information on peer banks within the Upstate New York market.

Compensation Committee
Robert W. Allen (Chairman)
Elizabeth B. Dugan
Marybeth K. McCall
Nicholas O. Matt
William L. Schrauth
Dwight E. Vicks, Jr.

Compensation Committee Interlocks and Insider Participation

From time to time Partners Trust Bank makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

Audit Committee Report

The Audit Committee currently has five members: Gordon M. Hayes (Chairman), Nicholas O. Matt, David A. Niermeyer, John A. Zapisek and Richard R. Griffith. As of the date of this Proxy Statement, each of the Committee members is an "independent director" under the Rule 4200 of the Nasdaq Stock Market. The Audit Committee's responsibilities are described in a written charter that was adopted by the Board of Directors of Partners Trust.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004 with Partners Trust's management. The Audit Committee has discussed with KPMG LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP the independence of KPMG LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to Partners Trust's Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee
Gordon M. Hayes, Jr. (Chairman)
Richard R. Griffith
Nicholas O. Matt
David A. Niermeyer
John R. Zapisek

Certain Relationships

For a description of loans made to Partners Trust Bank's directors, executive officers and related persons and entities, see "Compensation Committee Interlocks and Insider Participation."

STOCK OWNED BY MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 4, 2005 by (1) each director, (2) each nominee for election as director, (3) each of the named the executive officers and (4) all directors and executive officers as a group.
Name of Beneficial Owner (a)	Amount and Nature of Beneficial Ownership (b)	Amount of Options Included In Ownership	Percentage of Ownership
Robert W. Allen Director	204,443	72,900	*
Richard F. Callahan Senior Vice President - Retail Banking	119,503	33,153	*
Steven A. Covert Executive Vice President, Chief Operating Officer and Chief Financial Officer	225,900	79,958	*
William C. Craine Chairman of the Board of Directors	386,733	8,100	*
Elizabeth B. Dugan Director	54,885	14,822	*
Richard R. Griffith Director	49,495	14,822	*
Gordon M. Hayes, Jr. Director	38,551	14,822	*
Nicholas O. Matt Director	49,487	14,822	*
Dr. Marybeth K. McCall Director	56,059	14,822	*
David A. Niermeyer Director	89,527	40,500	*
Daniel J. O'Toole Senior Vice President and Chief Credit Officer	66,689	14,608	*
William L. Schrauth Director	40,808	14,822	*
Howard W. Sharp Executive Vice President	503,685	323,150	1.0%
Dwight E. Vicks, Jr. Director	78,979	5,929	*
John R. Zapisek Director	72,134	14,822	*
John A. Zawadzki President and Chief Executive Officer, Director	271,007	97,510	*
All directors and executive officers as a group (16 persons)	2,307,885	779,562	4.6%

__________

* Less than 1%.

(a) The address of each beneficial owner listed above is c/o Partners Trust Financial Group, Inc., 233 Genesee Street, Utica, New York 13501.

(b) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security for purposes of the Rule if such person has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days from March 10, 2005. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The table includes shares owned by spouses, other immediate family members and others over which the persons named in the table possess shared voting and/or shared investment power as follows: Mr. Allen - 4,392 shares; Mr. Craine - 115,658 shares; and Dr. McCall - 100 shares. The table includes 779,562 shares subject to outstanding options which are exercisable within 60 days from March 10, 2005 and 329,493 shares of restricted stock that were not vested as of March 10, 2005. The table also includes 26,696 shares held in the 401(k) Plan by executive officers; and 102,693 shares held in executive officer and director IRAs.

PRINCIPAL HOLDERS OF VOTING SECURITIES OF PARTNERS TRUST

The following table sets forth information as of March 4, 2005 with respect to the beneficial ownership of Common Stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who is known to the Company to be the beneficial owner of more than five percent of the Common Stock.
Names and Addresses of Beneficial Owners	Number of Shares; Nature of Beneficial Ownership (1)	Percent of Common Stock Owned
Jeffrey L. Gendell (2) 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830	4,456,803	8.92%
Private Capital Management (3) 8889 Pelican Bay Blvd. Naples, FL 34108	3,922,387	7.85%

(1) Based on information in the most recent Schedule 13D or 13G filed with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act, unless otherwise indicated. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from March 4, 2005. As used herein, "voting power" includes the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

(2) Jeffrey L. Gendell is the managing member of Tontine Management, L.L.C. ("TM") and Tontine Overseas Associates, L.L.C. ("TOA"), and in that capacity directs their operations. Each of the clients of TOA has the power to direct the receipt of dividends from or the proceeds of sale of such shares. TM, the general partner of Tontine Partners, L.P. ("TP") and Tontine Financial Partners, L.P. ("TFP"), has the power to direct the affairs of TP and TFP, including decisions respecting the disposition of the proceeds from the sale of the shares of the Company. Shared voting power is held by TP with respect to 884,500 shares of the Company's Common Stock; by TFP with respect to 2,572,512 shares of the Company's Common Stock; by TM with respect to 3,457,012 shares of the Company's Common Stock; and by TOA with respect to 999,791 shares of the Company's Common Stock.

(3) Bruce S. Sherman is CEO of Private Capital Management and Gregg J. Powers is President of Private Capital Management. Private Capital Management reports that it is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by Private Capital Management's clients and managed by Private Capital Management. Messrs. Sherman and Powers disclaim beneficial ownership of the shares held by Private Capital Management's clients and disclaim the existence of a group.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2)

The Board of Directors has appointed the firm of KPMG LLP to continue as independent registered public accounting firm for Partners Trust for the year ending December 31, 2005, subject to ratification of the appointment by Partners Trust's shareholders. KPMG LLP was appointed as the independent registered public accounting firm for SBU Bank in 2001, has performed audits for SBU Bank for the years ended December 31, 2000 through 2001, and has similarly performed an audit for Partners Trust for the years ended December 31, 2002 through December 31, 2004. No determination has been made as to what action the Board of Directors would take if Partners Trust shareholders do not ratify the appointment.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the shares, represented either in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as Partners Trust's independent registered public accounting firm for the year ending December 31, 2005.

Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of KPMG LLP as Partners Trust's independent registered public accounting firm for the year ending December 31, 2005.

Auditor Fee Information

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for the years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by KPMG LLP during those periods:

	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$763,500	$141,300
Audit Related Fees (2)	22,700	21,800
Tax Fees (3)	123,705	82,580
Total	$909,905	$245,680

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2) Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to employee benefit plan audits.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

The Audit Committee's policy requiring pre-approval of all audit services and permissible non-audit services provided by the independent registered public accounting firm, along with the associated fees for those services, provides for the annual pre-approval of specific types of services pursuant to the policies and procedures adopted by the Audit Committee, and gives guidance to management as to the specific services that are eligible for such annual pre-approval. The policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC's rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent registered public accounting firm and the Company, (ii) would place the independent registered public accounting firm in the position of auditing its own work, (iii) would result in the independent registered public accounting firm acting in the role of management or as an employee of the Company, or (iv) would place the independent registered public accounting firm in a position of acting as an advocate for the Company. Additionally, the Audit Committee considers whether the independent registered public accounting firm are best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent registered public accounting firm's familiarity with the Company's business, personnel, systems or risk profile and whether provision of the service by the independent registered public accounting firm would enhance the Company's ability to manage or control risk or improve audit quality or would otherwise be beneficial to the Company.

PROPOSED AMENDMENT TO PARTNERS TRUST FINANCIAL GROUP, INC. LONG-TERM EQUITY COMPENSATION PLAN

(Proposal 3)

The Board of Directors believes that equity compensation awards are vital to attract, retain and motivate highly qualified directors, officers and other key employees, to enable them to acquire a larger personal financial interest in the Company through the acquisition and ownership of common stock, and to encourage them to identify with shareholders through stock ownership. To this end, the Board of Directors established, and the shareholders approved, the Long-Term Equity Compensation Plan (the "Plan"). The Board of Directors is seeking approval to increase the total number of shares and options authorized for issuance under the Plan.

Key Terms of the Plan

The following is a summary of the key terms of the Long-Term Equity Compensation Plan.
Plan Term	The Plan will terminate on October 10, 2012.
Administration	The Long-Term Equity Compensation Plan is administered by the Compensation Committee, which consists of at least three independent directors, and all grants must be approved by the Board of Directors.
Eligible Participants	As of December 31, 2004, there were approximately 669 full-time employees of the Company and its subsidiaries and eleven non-employee directors who were eligible to participate in the Plan.
Shares Authorized	1,746,722 since Plan inception, subject to adjustment to reflect stock splits and similar events, and proposed to be increased to 3,829,222.
Award Types	Stock options, restricted stock and units representing a conditional right to receive restricted stock (collectively, "Incentive Awards").
Service Requirement

Grants of stock options, restricted stock, and restricted stock unit awards may be made under the Plan to any employee of the Company or of any subsidiary, including any such employee who is an officer or director of the Company or of any subsidiary.

Award Limits	Maximum number of shares that may be granted as options to any grantee in any calendar year is 160,000.
Prohibitions	Repricing of stock options is prohibited. No option may be granted below fair market value.

Proposed Amendment

On July 14, 2004 the Company completed its "second-step conversion" from a mutual holding company to a stock holding company and, in connection with its second-step conversion, the Company sold 14,875,000 shares of common stock at $10.00 per share and issued 12,872,594 shares of common stock to former minority shareholders of the Company at an exchange ratio of 1.9502 shares of new Company stock for each minority share. As a result of the acquisition of BSB Bancorp that immediately followed this "second-step conversion", the number of employees at the Company has substantially increased. Therefore our Board of Directors determined that it was in the best interests of the Company to increase the number of shares and options available for issuance under the Plan to reflect the growth in the number of our employees.

Pursuant to resolutions adopted by the Board of Directors on January 25, 2005, the Board unanimously determined that it is desirable and in the best interests of the Company (i) to adjust the number of shares of Stock (as such term is defined under the Plan) available for issuance under the Plan to reflect the exchange ratio of 1.9502 set forth above; (ii) to increase the number of Options (as such term is defined under the Plan) available for issuance under the Plan by 1,487,500; and (iii) to increase the number of shares of Restricted Stock or Restricted Stock Units (as such terms are defined under the Plan) available for issuance by 595,000. In connection therewith, the Board has approved the deletion of the first sentence of Section 4 of the Plan in its entirety and its replacement with the following:

"Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 3,829,222 of which 2,735,158 shall be available for issuance pursuant to Options and 1,094,064 shall be available for issuance as Restricted Stock or pursuant to Restricted Stock Units."

The amendment effecting such deletion and replacement (the "Plan Amendment") is attached to this Proxy Statement as Appendix A. The Plan Amendment complies with applicable Office of Thrift Supervision regulations; however, the OTS does not endorse or approve the Plan Amendment in any way.

Description of the Plan

A description of the provisions of the Long-Term Equity Compensation Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Long-Term Equity Compensation Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration. The Long-Term Equity Compensation Plan is administered by the Compensation Committee, which consists of at least three independent, outside directors appointed by the Board of Directors. The Compensation Committee makes recommendations to the non-employee members of the Board of Directors concerning the granting of Incentive Awards. The non-employee members of the Board of Directors make all final determinations concerning the employees of the Company and its subsidiaries to whom Incentive Awards will be granted.

Eligibility. The Long-Term Equity Compensation Plan provides for the grant of Incentive Awards to eligible employees and directors of the Company and its subsidiaries.

Common Stock Reserved for Issuance under the Plan. The stock that may be issued pursuant to Incentive Awards granted under the Plan shall be shares of Common Stock, par value $.0001 per share, of the Company, which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Incentive Awards granted under the Plan shall not exceed in the aggregate 3,829,222 shares, which number of shares is subject to adjustment upon changes in capitalization. If any Incentive Award expires, terminates, or is terminated for any reason before exercise or vesting in full, the shares of stock that were subject to the unexercised, forfeited, expired or terminated portion of such Incentive Award shall be available for future grants of Incentive Awards under the Plan.

Service Requirement. Grants of stock options, restricted stock, and restricted stock unit awards may be made under the Plan to any employee of the Company or of any subsidiary, including any such employee who is an officer or director of the Company or of any subsidiary.

Options. The option exercise price under the Long-Term Equity Compensation Plan may not be less than the greater of par value or 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to a grantee beneficially owning more than 10% of the outstanding Common Stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to a grantee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular award agreement. The maximum number of shares that may be granted as options to any grantee under the Long-Term Equity Compensation Plan in any calendar year is 160,000 shares, subject to adjustments for changes in capitalization. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by a grantee in any calendar year. No option may be granted after the expiration of the term of the Long-Term Equity Compensation Plan, October 10, 2012. Options are non-transferable other than by reason of the death of the grantee, unless otherwise specified in the award agreement.

Payment for shares purchased under the Long-Term Equity Compensation Plan may be made either in cash or by exchanging shares of Common Stock of the Company with a fair market value equal to the total option exercise price and paying cash for any difference. Options may, if permitted by the particular award agreement, be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the grantee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

No option granted under the Long-Term Equity Compensation Plan may be amended or modified so as to reduce the option price of the option. In addition, no option can be cancelled nor can a new option with a lower option price be granted so that the effect would be the same as reducing the option price. No other action can be taken to reprice any option if such amendment, modification or other repricing would result in a charge against the earnings of the Company or any of its affiliates.

Other Awards. The Long-Term Equity Compensation Plan also provides for the grant of restricted stock and restricted stock units. Restricted stock is shares of Common Stock subject to restrictions and restricted stock units are units representing a conditional right to receive Restricted Stock. The Long-Term Equity Compensation Plan does not provide for the grant of stock appreciation rights.

Termination of Service or Employment. If an employee's employment with the Company or its subsidiaries terminates by reason of death or permanent and total disability:

    his or her options, whether or not then exercisable, may be exercised at any time within one year subsequent to such termination of employment and before the date the option would otherwise expire; and

    restricted stock or restricted stock units held by such grantee shall fully vest and the grantee shall be entitled to the shares of stock as specified in the grantee's award agreement.

If the employee's employment terminates for any reason other than death or disability:

    his or her options shall terminate (i) immediately in the event of his or her voluntary termination of employment or his or her involuntary termination for "Cause" or (b) three months after the date of such termination unless a different date is otherwise provided in the particular award agreement (but not later than the date the option would otherwise expire).

Effect of Certain Corporate Transactions. An appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Long-Term Equity Compensation Plan, and in the number, kinds, and per share exercise price or grant price of shares subject to the unexercised portion of options granted prior to any such change, if the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of:

    merger,

    consolidation,

    reorganization,

    recapitalization,

    reclassification,

    stock split,

    reverse stock split,

    combination of shares,

    exchange of shares,

    stock dividend or

    other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company.

Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price.

The Long-Term Equity Compensation Plan and the Incentive Awards issued thereunder will terminate under the following circumstances:

    upon any dissolution or liquidation of the Company; or

    upon a reorganization, merger or consolidation in which the Company is not the surviving Company, or upon the sale of all or substantially all of the assets of the Company to another Company; or

    upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving Company) approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, unless a provision is made in writing connection with such transaction:

    for the continuation of the Plan; and

    the assumption of the Incentive Awards; or

    for the substitution for such Incentive Awards of new options, restricted stock, or restricted stock units, as applicable, covering the stock of a successor Company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and, in the case of options, the per share exercise price.

In the event of such termination, all restrictions on restricted stock and restricted stock units shall lapse and the grantee shall become the owner outright of the stock and all outstanding options will be exercisable in full for a period of not less than 15 days immediately prior to the occurrence of such termination as the Board of Directors in its discretion will determine.

Accelerated Vesting Upon Change Of Control. The Company routinely provides in the agreements covering Incentive Awards for full vesting, and, in the case of options, exercisability, in connection with a change of control with respect to those awards outstanding to eligible individuals who continue to render services to the Company or a subsidiary immediately prior to the change of control.

Amendment and Termination of the Plan. The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Long-Term Equity Compensation Plan with respect to shares of the Common Stock as to which Incentive Awards have not been granted. However, the Company's shareholders must approve any amendment to the Long-Term Equity Compensation Plan that would:

    increase the maximum number of shares of stock in the aggregate for which Incentive Awards may be granted (except for adjustments upon changes in capitalization);

    increase the number of shares of stock available for grant; or

    change the eligibility requirements of the Plan relating to the grant of Incentive Stock Options.

Unless previously terminated, this Plan will terminate automatically at the end of its term, October 10, 2012. No termination, suspension or amendment of this Plan may, without the consent of the holder of the Incentive Award, adversely affect the rights or obligations under any Incentive Award granted under this Plan.

Transferability of Incentive Awards. Stock options granted under the Long-Term Equity Compensation Plan may not be sold, transferred, pledged, assigned or otherwise encumbered other than by will or under applicable laws of descent and distribution. Shares of restricted stock and restricted stock units granted under the Long-Term Equity Compensation Plan may not be sold, transferred, pledged, assigned or otherwise encumbered until the grantee has satisfied all applicable performance objectives and service requirements (if any) imposed as a condition to the vesting of such shares and until the lapse or expiration of all other applicable restrictions and conditions imposed by the Board with respect to such shares.

Plan Benefits

Because the grant of Incentive Awards pursuant to the Long-Term Equity Compensation Plan will be within the discretion of the Compensation Committee and the independent members of the Board of Directors, it is not possible to determine the Incentive Awards that will be made to executive officers under the Long-Term Equity Compensation Plan. Information regarding Incentive Awards made under the Long-Term Equity Compensation Plan to the Company's Chief Executive Officer and the other four most highly compensated executive officers in 2004 is provided on page 13. In 2004, under the Long-Term Equity Compensation Plan, options covering a total of 137,147 shares of common stock were granted to all non-employee Directors as a group, options covering 29,253 shares of common stock were granted to all current executive officers as a group, and options covering over 104,894 shares of common stock were granted to all employees, including all current officers who are not executive officers, as a group. In addition, in 2004 the only shares of restricted stock that were granted were 23,403 shares of restricted stock granted to all executive officers as a group.

As of March 10, 2005, options to purchase 1,144,716 shares of Common Stock (500,641 of which were incentive stock options and 644,075 of which were nonqualifying options) were outstanding under the Long-Term Equity Compensation Plan. The option exercise price under the Long-Term Equity Compensation Plan may not be less than the greater of par value or 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to a grantee beneficially owning more than 10% of the outstanding Common Stock).

Federal Income Tax Consequences of the Long-Term Equity Compensation Plan

Incentive Stock Options. The grant of an option is not a taxable event for the grantee or the Company. With respect to "incentive stock options," a grantee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price generally will be included in the grantee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. This excess increases the grantee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. A grantee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). The Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option held for the requisite holding period. If the grantee fails to hold the shares for the requisite holding period, the exercise of the incentive option will have the same tax treatment as the exercise of a non-qualified option.

For the exercise of an incentive option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. There is no difference in the treatment for one who terminates employment prior to or after attaining normal retirement age. In the case of a grantee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

Non-qualified Options. Upon exercising a non-qualifying option, a grantee generally will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount, subject to applicable limitations on the deduction of amounts becoming vested as a result of a change of control. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualifying option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Required Vote

Under the rules and regulations of the Office of Thrift Supervision, the affirmative vote of the holders of at least a majority of the votes eligible to be cast at the Annual Meeting at which a quorum is present is required for approval of the Plan Amendment. If not otherwise specified, proxies will be voted FOR approval of the Plan Amendment. These regulations are applicable to management stock benefit plans, such as the Plan Amendment, which are established by a savings bank or its holding company sooner than one year after the second step conversion from a mutual holding company structure. If approved by at least a majority of the stockholders eligible to vote, the Plan Amendment will take effect on the date of the Annual Meeting.

Under other applicable laws, the affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the Annual Meeting at which a quorum is present would ordinarily be sufficient for approval of the Plan Amendment. In the event that less than a majority of the total votes eligible to be cast at the Annual Meeting, but at least a majority of the votes present and entitled to vote at the Annual Meeting, vote in favor of approval, the Plan Amendment will be considered approved, but it will not be established or implemented and no grants or awards will be made pursuant to the Plan Amendment before July 14, 2005, which is the first anniversary of our second step conversion from the mutual holding company structure.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT.

COMPARATIVE COMPANY PERFORMANCE

The following graph sets forth comparative information regarding Partners Trust's cumulative shareholder return on its Common Stock since April 4, 2002. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) for the measurement period plus share price change for a period by the share price at the beginning of the measurement period. Partners Trust's cumulative shareholder return is based on an investment of $100 on April 4, 2002, which was the date Partner Trust's Common Stock began trading on the Nasdaq Stock Market, and is compared to the cumulative total return of the NASDAQ Composite, the SNL MHC Thrift Index and the SNL $1B-$5B Thrift Index. The SNL $1B-$5B Thrift Index was added to reflect the change in Partners Trust's ownership structure following its second-step conversion on July 14, 2004 whereby Partners Trust Bank converted from a mutual savings bank to a stock savings bank.

[THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

	Period Ending
Index	04/04/02	12/31/02	12/31/03	12/31/04
Partners Trust Financial Group, Inc.	100.00	114.31	248.07	169.15
NASDAQ Composite	100.00	75.17	113.34	123.71
SNL MHC Thrift Index	100.00	124.15	209.94	237.64
SNL $1B-$5B Thrift Index	100.00	113.77	170.63	193.38

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR INCLUSION IN PROXY STATEMENT

Any proposal that a Company shareholder wishes to have included in the Company's Proxy Statement and form of proxy relating to the Company's 2006 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by the Company's Secretary at Partners Trust Financial Group, Inc., 233 Genesee Street, Utica, New York 13501 by November 16, 2005. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of proxy for such meeting any shareholder proposal that does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at the Company's 2006 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the meeting if the Company gives at least 70 days' notice or prior public disclosure of the meeting date to shareholders.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2004 (which incorporates a copy of our Annual Report on Form 10-K) accompanies this Proxy Statement.

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including the exhibits filed thereto, may be obtained by stockholders without charge by written request addressed to J. Daniel Mohr, Corporate Secretary, Partners Trust Financial Group, Inc., 233 Genesee Street, Utica New York 13501 or may be accessed on the Internet at www.partnerstrust.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Partners Trust's directors, certain officers and persons who own more than 10% of its Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of Partners Trust's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Partners Trust, the Company believes that during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to Partners Trust's officers, directors, and more than 10% owners were complied with on a timely basis, except for one Form 4 for Ms. Elizabeth Dugan, a director of the Company, covering one transaction.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

By order of the Board of Directors

/s/ John A. Zawadzki
John A. Zawadzki
President and Chief Executive Officer

Utica, New York
March 16, 2005

Appendix A

AMENDMENT TO

PARTNERS TRUST FINANCIAL GROUP, INC.

LONG-TERM EQUITY COMPENSATION PLAN

The Partners Trust Financial Group, Inc. Long-Term Incentive Plan (the "Plan") is hereby amended as set forth below, effective as of the date of adoption (the "Adoption Date") of this amendment (the "Amendment") by the Board of Directors of Partners Trust Financial Group, Inc. (the "Company"), subject to approval of this Amendment by the stockholders of the Company, as provided below:

1. The first sentence of Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:

"Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 3,829,222 of which 2,735,158 shall be available for issuance pursuant to Options and 1,094,064 shall be available for issuance as Restricted Stock or pursuant to Restricted Stock Units."

2. The Plan shall be unchanged in all other respects.

3. This Amendment is adopted subject to approval within one year of the Adoption Date by the stockholders of the Company. If the stockholders fail to approve this Amendment within one year of the Adoption Date, no awards may be granted under the Plan covering shares of stock in excess of the number permitted under the Plan as in effect before the Adoption Date.

* * *

The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Company on January 25, 2005, subject to approval of the Amendment by stockholders of the Company.

Appendix B

PARTNERS TRUST FINANCIAL GROUP, INC.

LONG-TERM EQUITY COMPENSATION PLAN

Partners Trust Financial Group, Inc., a federal corporation (the "Company"), sets forth herein the terms of its Long-Term Equity Compensation Plan (the "Plan") as follows:

I. PURPOSE

The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, employees and directors to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its Subsidiaries (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan is comprised of a stock option plan and a Management Recognition Plan. The stock option portion of the Plan provides for the grant of stock options and the Management Recognition Plan portion provides for the grant of restricted stock and restricted stock units, in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to non-employee directors and other persons who are not employees of the Company or a Subsidiary shall in all cases be non-qualified stock options.

II. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 "Affiliate" of, or Person "affiliated" with, a Person means any Person that controls, is controlled by or is under common control with such Person within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein), or any successor provision.

2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3 "Benefit Arrangement" shall have the meaning set forth in Section 14 hereof.

2.4 "Board" means the Board of Directors of the Company.

2.5 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), final cease-and-desist order, material breach of any provision of any employment or other agreement between the Grantee and the Company or any Subsidiary, or gross negligence in matters of material importance to the Company or any Subsidiary.

2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, each member of the Committee shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and an "outside director" for purposes of Code Section 162(m).

2.8 "Company" means Partners Trust Financial Group, Inc.

2.9 "Effective Date" is defined in Section 5.1 below.

2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on an automated quotation system maintained by the NASD, or otherwise is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as reasonably determined by the Board in good faith.

2.12 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

2.13 "Grant Date" means the later of (i) the date as of which the Board approves the Grant or (ii) the date as of which the Grantee and the Company enter into the relationship resulting in the Grantee's becoming eligible to receive a Grant.

2.14 "Grantee" means a person who receives or holds one or more Grants of Options, Restricted Stock or Restricted Stock Units under the Plan.

2.15 "Incentive Stock Option" means an option that is specifically designated as being intended to qualify on the Grant Date as an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.16 "Management Recognition Plan" means the portion of the Plan that provides for the grant of restricted stock and restricted stock units.

2.17 "Non-Employee Director" means a member of the board of directors of the Company or any Subsidiary who is not an employee of the Company or a Subsidiary.

2.18 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

2.19 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

2.20 "Option Price" means the purchase price for each share of Stock subject to an Option.

2.21 "Other Agreement" shall have the meaning set forth in Section 14 hereof.

2.22 "Person" means any person or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.23 "Plan" means the Partners Trust Financial Group, Inc. Long-Term Equity Compensation Plan.

2.24 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.25 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 13.2 hereof.

2.26 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

2.27 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.28 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

2.29 "Stock" means the common stock, par value $.10 per share, of the Company.

2.30 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

2.31 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

2.32 "Trust" means the Partners Trust Financial Group, Inc. Management Recognition Plan Trust described in Section 11 below.

III. ADMINISTRATION OF THE PLAN

3.1 General. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option granted or any Award Agreement entered into hereunder. The Board shall have full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan, which the Board deems to be necessary or appropriate to the administration of the Plan, any Grant made, or any Award Agreement entered into, hereunder. The Board's reasonable interpretation and construction of any provision of the Plan, any Grant or any Award Agreement shall be final, binding and conclusive upon all persons.

3.2 Committee. The Board, in its sole discretion, may appoint a Committee to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. In its discretion, the Board may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 3.1 above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Company and applicable law. In the event that the Plan, any Grant or Award Agreement provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.3 Discretionary Grants. Subject to the terms and conditions of the Plan, the Board shall have full and final authority to designate Grantees, (i) to determine the type or types of Grant to be made to a Grantee, (ii) to determine the number of shares of Stock to be subject to a Grant, (iii) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (iv) to prescribe the form of each Award Agreement evidencing a Grant, and (v) subject to Section 7.3 hereof, to amend, modify, or supplement the terms of any outstanding Grant (except that no such amendment, modification or supplementation shall adversely affect the Grantee without the consent of the Grantee). Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company any Grants previously awarded to them under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be made upon such terms and conditions as the Board shall specify in its discretion.

3.4 No Liability. No member of the Board or of the Committee shall be liable for any action or determination made reasonably and in good faith with respect to the Plan or any Grant or Award Agreement.

3.5 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

IV. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 895,663 of which 639,759 shall be available for issuance pursuant to Options and 255,904 shall be available for issuance as Restricted Stock or pursuant to Restricted Stock Units. Stock issued or to be issued under the Plan may be authorized but unissued shares, treasury shares or, in the case of Stock issued as Restricted Stock or pursuant to Restricted Stock Units, shares of Stock held by the Trust. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant is canceled or otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture, cancellation or termination, again be available for making Grants under the Plan.

V. EFFECTIVE DATE AND TERM OF THE PLAN

5.1 Effective Date. The Plan shall be effective (if at all) as of the latest of (1) the date the Plan is adopted by the Board, (2) the date the Plan is approved by stockholders of the Company by a majority of the votes entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws or (3) the later of (i) April 4, 2003 and (ii) the date the Plan is approved by stockholders of the Company by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws (the "Effective Date"); provided, that such approval of stockholders must occur within one year before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year after the Plan is approved by the Board, or if the Board fails to adopt the Plan within one year after the Plan is approved by stockholders, the Plan shall be null and void and of no effect. No Grants shall be made under the Plan before it has been approved by the Board and the stockholders of the Company, as set out in this Section 5.1.

5.2 Term. The Plan shall terminate on the 10th anniversary of the date on which the Plan is adopted by the Board or approved by stockholders of the Company, whichever is earlier.

VI. ELIGIBILITY FOR GRANTS

6.1 Company or Subsidiary Employees. Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

6.2 Non-Employee Directors. Grants may be made under the Plan to any Non-Employee Director; provided, however, that Grants to Non-Employee Directors shall not be Incentive Stock Options.

6.3 Successive Grants. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

VII. LIMITATIONS ON OPTION GRANTS

7.1 Limitation on Shares of Stock Subject to Option Grants. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant is 160,000 per year, subject to adjustment pursuant to Section 17 hereof.

7.2 Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and Subsidiaries) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent that an Option does not satisfy such requirements, the Option shall constitute a non-qualified option.

7.3 Repricing of Options. No Option granted under the Plan shall be amended or modified so as to reduce the Option Price of such Option and no other action shall be taken to reprice any Option if such amendment, modification or other repricing would result in a charge against the earnings of the Company or any of its Affiliates.

VIII. AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether and to the extent that such Options are intended to be non-qualified stock options or Incentive Stock Options.

IX. OPTION PRICE

The Option Price of each Option shall be fixed by the Board at not less than the Fair Market Value on the Grant Date of a share of the Stock and shall be stated in the Award Agreement evidencing such Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

X. VESTING, TERM AND EXERCISE OF OPTIONS

10.1 Vesting and Option Period. Subject to applicable regulatory requirements, each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Award Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan and applicable regulatory requirements, may in its sole discretion provide that an Option granted to persons may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the "Option Period" with respect to such Option.

10.2 Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock hereunder shall cease, upon the expiration of 10 years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3 Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion and subject to applicable regulatory requirements, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part before the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4 Termination of Employment or Other Relationship. Upon the termination (i) of the employment of a Grantee with the Company or (ii) of a Non-Employee Director's relationship with the Company, other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), except as otherwise provided by the Board in the applicable Award Agreement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate (a) immediately in the event of the Optionee's voluntary termination of employment, service or other relationship or involuntary termination of the Optionee's employment, service or other relationship for "Cause" or (b) except as provided in (a), at the close of business at the end of three months following the Grantee's termination of service, employment, or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with an Affiliate of the Company or is engaged as a Non-Employee Director. The Board's reasonable and good faith determination whether a termination of a Non-Employee Director's relationship with the Company shall have occurred shall be final and conclusive.

10.5 Rights in the Event of Death. If a Grantee dies while employed by the Company or while serving as a Non-Employee Director, except as otherwise provided by the Board in the applicable Award Agreement, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period) and before termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

10.6 Rights in the Event of Disability. If a Grantee terminates employment with the Company or ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as otherwise provided by the Board in the applicable Award Agreement, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

10.7 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, before the date the Plan is approved by the stockholders of the Company as provided herein, or after 10 years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8 Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Board, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) subject to the provisions of this Section 10.8 and except as otherwise provided in the applicable Award Agreement, through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) except as otherwise provided in the applicable Award Agreement, if at the time of exercise the Stock is publicly traded on an established securities market or exchange, by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Grantees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or (iv) by a combination of the methods described in (i), (ii) and (iii). The Grantee's right to pay the exercise price by exchange of Stock, however, is subject to the following limitation: the Stock being exchanged must have been held by the Grantee for at least six months or such other period as is necessary to avoid a charge against the Company's earnings as a result of such exercise. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. Unless otherwise specified in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is before the date of such issuance. Shares issued pursuant to the exercise shall be subject to applicable restrictions pursuant to Section 22 hereof.

10.9 Delivery of Stock Certificates. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

XI. MANAGEMENT RECOGNITION PLAN TRUST

The Company may establish the Trust to acquire shares of Stock for issuance pursuant to the Management Recognition Plan portion of the Plan in connection with Grants of Restricted Stock and Restricted Stock Units. No Grantee shall have any right in or claim to any assets of the Trust except as expressly provided in an Award Agreement. The Company shall not be required to establish the Trust or to make any contributions to the Trust if it is established. Any funds or other assets remaining in the Trust after the termination of the Plan and all Grants of Restricted Stock and Restricted Stock Units hereunder shall be distributed to the Company.

XII. TRANSFERABILITY OF OPTIONS

During the lifetime of a Grantee, only such Grantee (or, in the event of legal incapacity or incompetence, the guardian or legal representative of the Grantee) may exercise the Option, except as otherwise specifically permitted by this Section 12. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, if so provided in the applicable Award Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers including restrictions imposed pursuant to Section 22 hereof, the Board may permit a Grantee to transfer, assign or pledge a non-qualified Option subject to such restrictions as the Board shall specify by inclusion of appropriate language in the Award Agreement with respect to a particular Option, provided that subsequent transfers of transferred Options are prohibited except those in accordance with this Section 12 or by will or the laws of descent and distribution and each transferee shall be subject to the terms and conditions of the Plan and Award Agreement.

XIII. RESTRICTED STOCK

13.1 Grant of Restricted Stock or Restricted Stock Units. The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive such Grants as set forth in Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

13.2 Restrictions. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board before the 90th day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on one or more of the following criteria: Stock price, income, assets and liabilities, stockholders equity, market share, revenue, operating expenses, financial ratings by outside agencies, earnings per share, or return on assets, equity or investments of the Company or, except with respect to Stock price, a Subsidiary. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

13.3 Restricted Stock Certificates. The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. Such certificates shall be held by the Trust, if a Trust is created, or otherwise by the Secretary of the Company for the Grantee's benefit until such time as the Restricted Stock is forfeited, or all applicable restrictions have lapsed or been waived.

13.4 Rights of Holders of Restricted Stock. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

13.5 Rights of Holders of Restricted Stock Units. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

13.6 Termination of Employment or Other Relationship. Upon the termination of the employment of a Grantee with the Company or of a Non-Employee Director's relationship with the Company, in either case other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or is engaged as a Non-Employee Director. The Board's reasonable and good faith determination whether a termination of a Non-Employee Director's relationship with the Company shall have occurred shall be final and conclusive.

13.7 Rights in the Event of Death. If a Grantee dies while employed by the Company or while serving as a Non-Employee Director, except as provided in the applicable Award Agreement, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

13.8 Rights in the Event of Disability. If a Grantee terminates employment with the Company or ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as provided in the applicable Award Agreement, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

13.9 Delivery of Stock and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, the Grantee's services to the Company or a Subsidiary shall be deemed to have had a value equal to not less than the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units and a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

XIV. PARACHUTE LIMITATIONS

Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

XV. REQUIREMENTS OF LAW

15.1 General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any United States federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2 Rule 16b-3. It is the intent of the Company that, during any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

XVI. AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's stockholders, increase the number of shares available for Grants or change the eligibility requirements of the Plan relating to the grant of Incentive Stock Options. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

XVII. EFFECT OF CHANGES IN CAPITALIZATION

17.1 Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. In the event of any spin-off of a Subsidiary of the Company, the Board also may adjust the Option, in its discretion. Any adjustment in outstanding Options under this Section 17.1 shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

17.2 Reorganization in which the Company is the Surviving Entity and in which no Acquisition of Control Occurs. Subject to and except as otherwise provided in Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately before such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

17.3 Dissolution, Reorganization in which the Company is not the Surviving Entity, Sale of Assets, Acquisition of Control, Etc. Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (or persons or entities acting as a group or otherwise in concert), other than a person who is a stockholder of the Company as of the Effective Date, owning 80% or more of the combined voting power of all classes of securities of the Company, subject to Section 14 hereof and to applicable regulatory requirements, (i) all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately before the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of not less than 15 days immediately preceding the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option following the giving of the notice required by the last sentence of this Section 17.3 shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, unless such Grant would have expired during such period without regard to this Section 17.3. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent the Plan is continued or of the assumption of or substitution for such Options theretofore granted. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

17.4 Adjustments. Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose reasonable and good faith determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5 No Limitations on Company. The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

XVIII. DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate of the Company, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or Affiliate. No provision in the Plan or in any Grant awarded or Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director, or shall interfere with or restrict in any way the rights of the Company's stockholders to remove any director pursuant to the provisions of applicable law. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee (including a transfer to or from the Company or a Subsidiary), so long as such Grantee continues to be a person who is eligible to receive a Grant hereunder. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to the Trust or any other third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

XIX. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock and restricted stock units otherwise than under the Plan.

XX. WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any taxes of any kind required by applicable law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable pursuant to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations, reduced by the amount of any cash paid by the Grantee. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. Except as otherwise determined by the Board, a Grantee may not satisfy his or her withholding obligation with shares of Stock that are subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

XXI. CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

XXII. OTHER PROVISIONS

The Board may, in its sole discretion, include additional terms, conditions and other provisions in any Grant, all of which shall be reflected in the Award Agreement with respect to such Grant or any amendment thereto, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, arrangements for loans or transfers of money or property to Grantees in connection with the exercise of Options, a requirement to enter into any applicable stand-still, stock restriction or other agreement or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and no such amendment to an Award Agreement shall be made without the consent of the Grantee thereof.

XXIII. NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

XXIV. SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

XXV. GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the United States, to the extent applicable, and otherwise of the State of New York (other than any choice of law rule that would cause the laws of another jurisdiction apply).

* * *

The Plan was duly approved by the Board of Directors of the Company on the 23rd day of July, 2002.

Secretary of the Company

The Plan was duly approved by the stockholders of the Company on the 10th day of October, 2002.

 Secretary of the Company

Partners Trust Financial Group, Inc. and Subsidiary

Governance Charter

To establish a continuous improvement process for the Board and ensure the Board becomes a source of competitive advantage and a strategic asset for the Company.

Nomination of Board Members

The Board is responsible for nominating to the stockholders candidates for election to the Board of Directors. The Board delegates the screening process involved to the Governance Committee which will consist of four or more independent board members. The Governance Committee then recommends candidates to the Board for approval by a majority of the independent directors voting in executive session. The invitation to join the Board should be extended by the Board itself via the Chief Executive Officer and one or more independent directors. The Committee may engage a consulting firm at the Company's expense to assist in the selection of nominees for directors, and candidates for senior executive positions as appropriate.

Board Membership Criteria

Director selection is based on the personal qualities sought in all directors and the core competencies the Board needs as a whole.

a. Personal Characteristics - To be considered for Board membership, individuals should possess all of the following personal characteristics:

    Integrity and Accountability - Have demonstrated high ethical standards and integrity in their personal and professional dealings and are willing to act on and remain accountable for their boardroom decisions.

    Informed Judgment - Have the commitment to become knowledgeable on the broad range of issues affecting the Company and on directorship roles and responsibilities. Have the ability to provide wise, thoughtful counsel thereon in the decision making process.

    Financial Literacy - Have an understanding of financial documents including the balance sheet, income statement and cash flow statement and the application of financial ratios and indices in evaluating the Company's performance.

    Mature Confidence - Demonstrate an openness to the opinions of others and the ability to listen and comprehend; be willing to raise tough questions in a manner that encourages open discussion.

    High Performance Standards - Have a history of achievements that reflect high personal standards.

    Community knowledge - Has knowledge and a personal commitment to the geographic area served by the Company gained through business, social and volunteer activities.

b. Core Competencies - The Governance Committee will review with the Board on an annual basis the appropriate skills and characteristics that should be represented on the Board in light of the current Board membership and the needs of the organization at that time. Core competencies desired on the Board as a whole include:

    Accounting and finance - Past employment experience in finance or accounting including being or having been a CEO or other senior officer with financial oversight responsibilities.

    Business judgment - A record of having made good business decisions in responsible positions in business, industry or not-for-profit organizations.

    Management - Has an understanding of current management trends and best practices and their application in rapidly evolving business environments.

    Crisis Response - The ability and time to perform during periods of both short term and prolonged crises to minimize the impact on the Company's performance.

    Industry knowledge - An understanding of the threats, opportunities and trends specifically applicable to the banking industry gained through positions of responsibility in the financial services field.

    Leadership - The proven ability to attract, motivate and energize a high performance leadership team.

    Strategy and vision - The skills and capacity to provide the strategic insight and direction by encouraging innovation, conceptualizing key trends, evaluating strategic decisions, and continuously challenging the organization to sharpen its vision.

New Director Orientation

The Governance Committee with the Chief Executive Officer will arrange for new directors to participate in an orientation process that includes reviewing materials regarding the Company's business and operations, visits to home office and branch facilities and meetings with key personnel.

Director Commitment

The commitment to director professionalism carries with it a responsibility for near perfect attendance at Board and committee meetings. It also carries the responsibilities to: (1) rigorously prepare prior to a meeting by critically reading all materials provided, (2) give undivided attention at each meeting and (3) actively participate in meetings through relevant and thought-provoking questions and comments.

A director should maintain leadership in the field of endeavor that attracted the Board to select that director and should stay current with the world of business and current management practices. Through continuing education, board members have the obligation to develop broad knowledge of the Company's business and of corporate directors' responsibilities including the general legal principals applicable to directors' activities.

Size and Composition of the Board

The Governance Committee will assess the size of the Board from time to time and make recommendations to the Board. A majority of the Board shall consist of "Independent Directors" as defined by the Securities and Exchange Commission and the NASDAQ Exchange.

Lead Director

Annually, one of the independent directors will be designated as Lead Director by the independent directors voting in executive session. The Lead Director will act as Chairman of the Governance Committee. The Lead Director will develop the agendas for the regular executive sessions of the independent directors and will ensure that the Governance Guidelines as approved by the Board are fully implemented. The Lead Director will carry out other duties as requested by the CEO and Board as a whole, depending on need and circumstances.

Access to Senior Management

Board members are free to contact members of senior management and are encouraged to coordinate their contacts with the Chief Executive Officer. Regular attendance and participation in Board meetings by senior management is encouraged where the manager can provide additional insight into items being discussed.

Board Advisors

The Board may retain and terminate legal or other expert advisors at the Company's expense from sources that are independent of management.

Annual Board Evaluation

The Governance Committee is responsible for coordinating an annual evaluation by the Directors of the Board's performance and procedures. The assessment should be of the Board's contribution as a whole and specifically review areas in which the Board or Management believes a better contribution could be made. Clear goals and procedures for the evaluation process will be developed and periodically reviewed by the Committee with input from the whole Board.

Evaluation of Directors

The Governance Committee shall be responsible for evaluating Directors as part of its process of recommending Director nominees to the Board. Evaluation of director performance will include consideration of the execution of specific Board responsibilities as well as personal characteristics, core competencies, independence and level of commitment.

Evaluation of Chief Executive Officer

The Compensation Committee is responsible for coordinating an annual evaluation of the Chief Executive Officer by the Independent Directors. These evaluations will serve as the basis for establishing compensation packages that link CEO pay to Company's performance.

Management Succession

The Board shall coordinate with the Chief Executive Officer to ensure that a successor for emergencies is designated at all times and that a formalized process governs long-term management development and succession. The Chief Executive Officer shall report to the Board annually about succession plans and development of senior management personnel.

Annual Disclosure

All Directors are required to disclose annually all existing business relationships between them or their employer and the Company. The Governance Committee will evaluate the extent to which a Director's other activities may impinge on his or her independence and determine when relationships are such that a Director can no longer be considered independent.

Change of Status

Individual directors who change the responsibility they held when elected to the Board or move from the Company's primary operating area should submit a letter of resignation to the Board. It is not the sense of the Board that in every instance Directors who retire, change responsibilities, or move out of the area should necessarily leave the Board. There should be an opportunity, however, for the Board, via the Governance Committee, to review the continued appropriateness of Board membership.

Telephone Attendance

The Company's bylaws permit attendance by telephone at Board and committee meetings. Attendance in person, however, is considered essential to achieve the most effective deliberations by the Board. It is expected, therefore, that this privilege will be utilized infrequently. Successive attendance at meetings by telephone is strongly discouraged.

Executive Sessions

The independent directors of the Board will meet in Executive Session at least quarterly. Executive sessions will be chaired by the Lead Director who will be responsible for developing the agendas for those meetings and communicating matters of importance to the CEO. The format of these executive sessions may include a discussion with the CEO on issues of mutual concern.

Assignment of Committee Members

After consultation with the CEO and with consideration of the desires of individual Board members, the Governance Committee will recommend to the Board the assignment of Directors to the various committees.

Director Compensation

From time to time, compensation of Directors will be reviewed by the Governance Committee which will make recommendations to the Board. Changes in compensation, if any, will be made only after full discussion and concurrence by the Board.

Review of Bylaws

The Governance Committee will periodically review and recommend changes, as required, to the Company's bylaws.

Code of Business Conduct and Ethics

The Company has established a code of Business Conduct and Ethics. The Governance Committee shall investigate any illegal or unethical behavior reported under the procedures established under the code and shall take such corrective or disciplinary action as may be necessary. The Governance Committee will assure prompt disclosure of any waivers of the Code by timely filing of Form 8-K as required.

REVOCABLE PROXY

PARTNERS TRUST FINANCIAL GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Date: April 27, 2005

Time: 9:00 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints a member of the board of directors of Partners Trust Financial Group, Inc. (the "Company"), as proxy, such person being duly appointed by the board of directors with the power to appoint an appropriate substitute, and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Radisson Hotel, 220 Genesee Street, Utica, New York 13501, on Wednesday, April 27, 2005 at 9:00 a.m., local time, and at any adjournments or postponements thereof, in respect of all shares of the common stock of the Company which the undersigned may be entitled to vote.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

PARTNERS TRUST FINANCIAL GROUP, INC. - ANNUAL MEETING, APRIL 27, 2005:

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll free 1-866-289-1738 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/prtr and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Printed on recycled paper

Revocable Proxy

Annual Meeting of Stockholders PARTNERS TRUST FINANCIAL GROUP, INC. Please mark as indicated in this example X

APRIL 27, 2005

	Withhold	For All
For	All	Except		For	Against	Abstain
1. To elect four directors to serve for three-year terms:			2. To ratify appointment by the Board of Directors of KPMG LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005:
Nominees:
(01) John A. Zawadzki (02) Elizabeth B. Dugan (03) Dwight E. Vicks, Jr. (04) John R. Zapisek			3. To approve and adopt the amendment to the Company's Long-Term Equity Compensation Plan:

4. In their discretion, to vote on any other matters that may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of the board of directors.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.			I PLAN TO ATTEND THE APRIL 27, 2005 ANNUAL MEETING OF STOCKHOLDERS

Mark here for address change and note change

Please be sure to date and sign this instruction card in the box below.	Date

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, each person should sign.

Stockholder sign above Co-holder (if any) sign above
*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., April 27, 2005. It is not necessary to return this proxy if you vote by telephone or Internet.
Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 27, 2005: 1-866-289-1738	Vote by Internet anytime prior to 3 a.m., April 27, 2005 go to https://www.proxyvotenow.com/prtr

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

X PLEASE MARK VOTES REVOCABLE PROXY

AS IN THIS EXAMPLE PARTNERS TRUST FINANCIAL GROUP, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.		1. To elect four directors to serve for three-year terms:	For	With- hold	For All Except
John A. Zawadzki Elizabeth B. Dugan Dwight E. Vicks, Jr. John R. Zapisek

The undersigned stockholder hereby appoints a member of the board of directors of Partners Trust Financial Group, Inc. (the "Company"), as proxy, such person being duly appointed by the board of directors with the power to appoint an appropriate substitute, and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Radisson Hotel, 220 Genesee Street, Utica, New York 13501, on Wednesday, April 27, 2005 at 9:00 a.m., local time, and at any adjournments or postponements thereof, in respect of all shares of the common stock of the Company which the undersigned may be entitled to vote.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

			For	Against	Abstain
2. To ratify appointment by the Board of Directors of KPMG LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005:

3. To approve and adopt the amendment to the Company's Long-Term Equity Compensation Plan:

4. In their discretion, to vote on any other matters that may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of the board of directors

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. However, if no direction is given, this proxy will be voted FOR (i) the election of the four proposed directors; (ii) the appointment of KPMG LLP; and (iii) approval of the amendment to the Company's Long-Term Equity Compensation Plan.

The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 16, 2005, including the attachments thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of proxy, or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

Please be sure to sign and date this Proxy in the box below.	Date	If you receive more than one proxy form, please sign and return all cards in the accompanying envelope.
Stockholder sign above Co-holder (if any) sign above		I PLAN TO ATTEND THE APRIL 27, 2005 ANNUAL MEETING OF STOCKHOLDERS

Detach above card, sign, date and mail in postage paid envelope provided.

PARTNERS TRUST FINANCIAL GROUP, INC.

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, each person should sign.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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